Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
27.	SUBSEQUENT EVENTS

(a)

On February 24, 2015, the Company announced that it had entered into a share purchase agreement with Novel Sunrise Investments Limited (the “Purchaser”) providing for the sale of its remaining 48.7 million shares in SouthGobi (after giving effect to the proposed sale of 56.1 million common shares to NUR (see Note 3)) at a price of Cdn$0.35 per common share payable in cash. Half of the aggregate purchase price, representing Cdn$8.5 million, will be received by the Company at closing and the balance of approximately Cdn$8.5 million will be payable on the first anniversary of closing.

Closing is subject to certain conditions, including certain Canadian and Hong Kong stock exchange and securities regulatory matters. Closing is expected to occur no later than March 31, 2015.

In addition, Turquoise Hill has the option (the “Put Option”) to require the Purchaser to acquire an additional number of SouthGobi common shares, up to a pre-agreed maximum, provided the Purchaser will not be required to own more than 29.99% of the outstanding SouthGobi shares following exercise of the Put Option, also at a price of Cdn$0.35 per shares, in the event the transaction contemplated by the share purchase agreement entered into by Turquoise Hill with NUR entered into in July 2014 is not completed by April 30, 2015 (or such later outside date as may be extended by Turquoise Hill and NUR but not later than September 30, 2015).

On March 3, 2015, SouthGobi announced closing of the initial tranche of a previously announced private placement, pursuant to a subscription agreement with the Purchaser in respect of 21.8 million mandatory convertible units and common shares of SouthGobi. The subscription agreement was entered into by SouthGobi at the time of Turquoise Hill’s entry into the share purchase agreement with the Purchaser; the mandatory convertible units automatically convert into SouthGobi common shares on a one-for-one basis upon the earlier of the termination or closing of transaction under the share purchase agreement.

The initial tranche of the private placement completed on March 3, 2015 consisted of the issuance of 10.1 million mandatory convertible units to the Purchaser for proceeds of $3.5 million. The remainder of the private placement, representing up to an additional 11.6 million mandatory convertible units or common shares, is expected to close concurrently with the transaction under the share purchase agreement with the Purchaser.

(b)

During February 2015, Turquoise Hill sold a total of 22.9 million shares in Ivanhoe Mines Ltd. at a weighted average price of Cdn$0.71 per share with a total consideration of Cdn$16.1 million net of transaction fees.